Exhibit 99.1

1601 Market Street Philadelphia, Pennsylvania 19103-2337 800 523.1988 215 564.6600	News Release

Contact:

For investors:	Mona Zeehandelaar – phone: 215 231.1674
email: mona.zeehandelaar@radian.biz

For the media:	Michelle Davidson – phone: 215 231.1325
cell: 215 260.6760
email: michelle.davidson@radian.biz

Courtney Robinson – phone: 215 231.1762
cell: 215 629.6880
email: courtney.robinson@radian.biz

Radian Reports Record 2006 Net Income of $582 Million

•	Record 2006 diluted EPS increases 19.8 percent to $7.08

•	Grows book value by 16.1 percent over 2005

•	Posts fourth quarter 2006 diluted EPS of $1.96

PHILADELPHIA, Pa., January 23, 2007 — Radian Group Inc. (NYSE: RDN) today reported that for the year ended December 31, 2006, Radian earned record net income of $582.2 million and diluted net income per share of $7.08. This represents an increase of 11.3 percent and 19.8 percent, respectively, over 2005. Book value per share at December 31, 2006, was $51.23, an increase of 16.1 percent from a year earlier.

For the fourth quarter, Radian reported net income of $158.4 million and diluted net income per share of $1.96, compared to $104.5 million and $1.24 reported in the fourth quarter of 2005.

“Radian delivered record net income and grew book value by 16.1 percent, despite a challenging operating environment for our businesses including tight credit-spreads and competition from alternative products,” said Chief Executive Officer S.A. Ibrahim. “This performance demonstrates that our strategy to focus on diversification while maintaining a strict risk management culture continues to deliver long-term value.”

In its mortgage insurance business, Radian said it continued to benefit from its unique capital markets expertise, as well as positive trends in the mortgage market including stable interest rates and strong employment. The company also made strong progress in its international expansion efforts, establishing Radian Australia Limited and announcing a multi-year partnership with St. George Insurance Australia, a wholly owned subsidiary of St. George Bank, Australia’s fifth largest bank.

Mr. Ibrahim noted that the mortgage insurance business experienced a seasonal increase in delinquencies in the fourth quarter of 2006. The loss reserve, while up $57.0 million on a gross basis from year-end 2005, was up only slightly from the third quarter, due in part to an improved economic outlook.

“Forecasts for interest rate stability, strong employment and improved persistency bode well for the mortgage insurance industry,” Mr. Ibrahim added. “In this environment, we believe we are well positioned to benefit over the long-term from both cyclical and structural opportunities in the mortgage market.”

The company’s financial guaranty business continued to perform well in a difficult environment, reporting a 17.9 percent increase in net premiums written year-over-year. Radian also reported progress in international efforts for this business as it finds an attractive, fast-growing synthetic market for the AA credit enhancement solutions that are at the core of its success.

“During the year, we achieved an important milestone for our financial guaranty business when S&P affirmed the AA financial strength rating for Radian Asset Assurance, and revised its outlook upward to stable,” Mr. Ibrahim said. “In the fourth quarter, we exceeded $100 billion in net par outstanding. We believe that these milestones, along with the outstanding performance throughout the year, validate our AA franchise strategy. Our goal in 2007 is to continue to prudently grow our financial guaranty business.”

In the Financial Services segment, both C-BASS and Sherman continued to be important and steady contributors to Radian’s results.

The key financial highlights of the quarter and year ended December 31, 2006, are as follows:

Key Financial Highlights (dollars in millions, except per share data)

Fourth quarter

	Quarter ended December 31, 2006	Quarter ended December 31, 2005	Percent Change
Revenue	$347,884	$298,641	16.5%
Net income	$158,370	$104,461	51.6%
Diluted net income per share	$1.96	$1.24	58.1%
Net premiums written	$278,700	$272,721	2.2%
Net premiums earned	$248,919	$262,031	(5.0)%
Equity in net income of affiliates	$70,745	$55,746	26.9%
Book value per share	$51.23	$44.11	16.1%

Full year

	Year Ended December 31, 2006	Year Ended December 31, 2005	Percent Change
Revenue	$1,327,946	$1,298,151	2.3%
Net income	$582,172	$522,854	11.3%
Diluted net income per share	$7.08	$5.91	19.8%
Net premiums written	$1,111,985	$1,100,687	1.0%
Net premiums earned	$1,015,846	$1,018,670	(0.3%)
Equity in net income of affiliates	$256,993	$217,692	18.1%

Radian will hold a conference call on Wednesday, January 24, 2007, at 9:00 a.m. Eastern time to discuss the company’s fourth quarter and annual results. This call will be broadcast live over the Internet at http://www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives or at http://www.radian.biz > News. A replay of the Webcast will be available at this site approximately two hours after the live broadcast ends for a period of one year.

Statistical and financial information which is expected to be referred to during the conference call will be available on Radian’s website under Investors > Webcasts, Presentations and Transcripts or by clicking on http://www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives.

Radian Group Inc. is a global credit risk management company headquartered in Philadelphia with significant operations in New York and London. Radian develops innovative financial solutions by applying its core mortgage credit risk expertise and structured finance capabilities to the credit enhancement needs of the capital markets worldwide, primarily through credit insurance products. The company also provides credit enhancement for public finance and other corporate and consumer assets on both a direct and reinsurance basis and holds strategic interests in active credit-based consumer asset businesses. Additional information may be found at www.radian.biz.

Financial Results and Supplemental Information Contents

For trend information on all schedules, refer to Radian’s quarterly financial statistics at http://www.radian.biz/investors/financial/corporate.aspx.

Exhibit A:	Condensed Consolidated Statements of Income

Exhibit B:	Condensed Consolidated Balance Sheets

Exhibit C:	Segment Information Quarter Ended December 31, 2006

Exhibit D:	Segment Information Quarter Ended December 31, 2005

Exhibit E:	Segment Information Twelve Months Ended December 31, 2006

Exhibit F:	Segment Information Twelve Months Ended December 31, 2005

Exhibit G:	Financial Guaranty Insurance Supplemental Information – Quarter and Twelve Months Ended and as of December 31, 2006

Exhibit H:	Financial Guaranty Insurance Supplemental Information – Quarter and Twelve Months Ended and as of December 31, 2006

Exhibit I:	Mortgage Insurance Supplemental Information: New Insurance Written and Risk Written

Exhibit J:	Mortgage Insurance Supplemental Information: Insurance in Force and Risk in Force

Exhibit K:	Mortgage Insurance Supplemental Information: Risk in Force by LTV and Policy Year and Other Risk in Force

Exhibit L:	Mortgage Insurance Supplemental Information: Claims and Reserves

Exhibit M:	Mortgage Insurance Supplemental Information: Defaults

Exhibit N:	Mortgage Insurance Supplemental Information: Net Premiums Written and Earned, Smart Home, Captives and Persistency

Exhibit O:	Mortgage Insurance Supplemental Information: ALT A

Exhibit P:	Financial Services Supplemental Information

Radian Group Inc. and Subsidiaries

Condensed Consolidated Statements of Income

Exhibit A

	Quarter Ended December 31		Year Ended December 31
(In thousands, except per-share data)	2006	2005	2006	2005
Revenues:
Net premiums written	$278,700	$272,721	$1,111,985	$1,100,687

Net premiums earned	$248,919	$262,031	$1,015,846	$1,018,670
Net investment income	60,222	54,303	234,345	208,422
Net gains on securities	11,255	11,195	40,842	36,638
Change in fair value of derivative instruments	23,097	(36,131)	16,066	9,170
Other income	4,391	7,243	20,847	25,251

Total revenues	347,884	298,641	1,327,946	1,298,151

Expenses:
Provision for losses	84,389	104,865	369,278	390,633
Policy acquisition costs	31,074	27,496	111,609	115,851
Other operating expenses	61,552	62,958	242,634	225,977
Interest expense	12,256	11,940	48,149	43,043

Total expenses	189,271	207,259	771,670	775,504

Equity in net income of affiliates	70,745	55,746	256,993	217,692

Pretax income	229,358	147,128	813,269	740,339
Provision for income taxes	70,988	42,667	231,097	217,485

Net income	$158,370	$104,461	$582,172	$522,854

Diluted net income per share (1)	$1.96	$1.24	$7.08	$5.91

(1) Net income per share reconciliation

Net income	$158,370	$104,461	$582,172	$522,854
Interest expense on convertible senior debentures (net of tax)	—	—	—	1,871

Net income available to common stockholders	$158,370	$104,461	$582,172	$524,725

Weighted average shares outstanding (in thousands)

Average common shares outstanding	79,923	83,028	81,338	85,637
Increase in shares-potential exercise of options-diluted basis	770	889	923	894
Increase in shares-contingently convertible debt (2)	—	—	—	2,215

Weighted average shares outstanding (in thousands)	80,693	83,917	82,261	88,746

(2)	The 2005 period includes the impact of shares underlying convertible debt that was redeemed on August 1, 2005. The impact on diluted net income per share of including these shares in the calculation was a reduction of $0.13 per share for the year ended December 31, 2005.

For Trend Information, refer to our Quarterly Financial Statistics on Radian’s (RDN) website.

Radian Group Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

Exhibit B

(In thousands, except share and per-share data)	December 31 2006		December 31 2005
Assets:
Cash and investments	$5,827,344		$5,521,561
Investments in affiliates	618,841		446,151
Deferred policy acquisition costs	221,769		208,325
Prepaid federal income taxes	808,740		585,514
Other assets	451,977		469,059

Total assets	$7,928,671		$7,230,610

Liabilities and stockholders’ equity:
Unearned premiums	$943,687		$849,360
Reserve for losses and loss adjustment expenses	842,283		801,002
Long-term debt	747,770		747,466
Deferred federal income taxes	1,129,740		961,993
Other liabilities	197,634		207,909

Total liabilities	3,861,114		3,567,730

Common stock	97		97
Additional paid-in capital	416,193		629,019
Retained earnings	3,489,290		2,913,649
Accumulated other comprehensive income	161,977		120,115

Total common stockholders’ equity	4,067,557		3,662,880

Total liabilities and stockholders’ equity	$7,928,671		$7,230,610

Book value per share	$51.23		$44.11

Treasury Stock Repurchases (Year-to-Date for Periods Presented)

Total number of shares repurchased	4,500,000	(1)	10,767,800
Average price paid per share	$58.58		$49.58
Total cost of repurchased shares	$263,600,341		$533,888,969

(1)	1.5 million shares were repurchased in the 4th quarter of 2006 at a cost of $81.1 million.

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended December 31, 2006

Exhibit C

(In thousands)	Mortgage Insurance	Financial Guaranty	Financial Services	Total
Revenues:
Net premiums written	$202,362	$76,338	$—	$278,700

Net premiums earned	$199,207	$49,712	$—	$248,919
Net investment income	34,947	25,268	7	60,222
Net gains (losses) on securities	11,956	(1,068)	367	11,255
Change in fair value of derivative instruments	1,852	21,245	—	23,097
Other income	2,967	74	1,350	4,391

Total revenues	250,929	95,231	1,724	347,884

Expenses:
Provision for losses	80,328	4,061	—	84,389
Policy acquisition costs	20,628	10,446	—	31,074
Other operating expenses	43,278	13,680	4,594	61,552
Interest expense	6,581	4,278	1,397	12,256

Total expenses	150,815	32,465	5,991	189,271

Equity in net income of affiliates	—	—	70,745	70,745

Pretax income	100,114	62,766	66,478	229,358
Provision for income taxes	30,004	17,716	23,268	70,988

Net income	$70,110	$45,050	$43,210	$158,370

Assets	$4,619,451	$2,680,738	$628,482	$7,928,671
Deferred policy acquisition costs	68,381	153,388	—	221,769
Reserve for losses and loss adjustment expenses	653,236	189,047	—	842,283
Unearned premiums	249,293	694,394	—	943,687
Stockholders’ equity	2,259,796	1,377,263	430,498	4,067,557

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended December 31, 2005

Exhibit D

(In thousands)	Mortgage Insurance	Financial Guaranty	Financial Services	Total
Revenues:
Net premiums written	$205,334	$67,387	$—	$272,721

Net premiums earned	$209,866	$52,165	$—	$262,031
Net investment income	31,309	22,962	32	54,303
Net gains on securities	9,692	1,288	215	11,195
Change in fair value of derivative instruments	(2,831)	(33,324)	24	(36,131)
Other income	4,384	69	2,790	7,243

Total revenues	252,420	43,160	3,061	298,641

Expenses:
Provision for losses	99,413	5,452	—	104,865
Policy acquisition costs	14,226	13,270	—	27,496
Other operating expenses	45,286	16,511	1,161	62,958
Interest expense	6,650	4,251	1,039	11,940

Total expenses	165,575	39,484	2,200	207,259

Equity in net income of affiliates	—	—	55,746	55,746

Pretax income	86,845	3,676	56,607	147,128
Provision for income taxes	25,143	(2,288)	19,812	42,667

Net income	$61,702	$5,964	$36,795	$104,461

Assets	$4,367,804	$2,405,234	$457,572	$7,230,610
Deferred policy acquisition costs	67,211	141,114	—	208,325
Reserve for losses and loss adjustment expenses	596,210	204,792	—	801,002
Unearned premiums	212,875	636,485	—	849,360
Stockholders’ equity	2,080,445	1,251,396	331,039	3,662,880

Radian Group Inc. and Subsidiaries

Segment Information

Year Ended December 31, 2006

Exhibit E

(In thousands)	Mortgage Insurance	Financial Guaranty	Financial Services	Total
Revenues:
Net premiums written	$849,111	$262,874	$—	$1,111,985

Net premiums earned	$812,015	$203,831	$—	$1,015,846
Net investment income	138,310	95,895	140	234,345
Net gains on securities	30,163	7,827	2,852	40,842
Change in fair value of derivative instruments	3,682	12,384	—	16,066
Other income	13,075	692	7,080	20,847

Total revenues	997,245	320,629	10,072	1,327,946

Expenses:
Provision for losses	348,618	20,660	—	369,278
Policy acquisition costs	64,964	46,645	—	111,609
Other operating expenses	172,020	59,772	10,842	242,634
Interest expense	26,623	16,590	4,936	48,149

Total expenses	612,225	143,667	15,778	771,670

Equity in net income of affiliates	—	—	256,993	256,993

Pretax income	385,020	176,962	251,287	813,269
Provision for income taxes	102,266	40,880	87,951	231,097

Net income	$282,754	$136,082	$163,336	$582,172

Radian Group Inc. and Subsidiaries

Segment Information

Year Ended December 31, 2005

Exhibit F

(In thousands)	Mortgage Insurance	Financial Guaranty		Financial Services	Total
Revenues:
Net premiums written	$877,632	$223,055		$—	$1,100,687

Net premiums earned	$806,897	$211,773		$—	$1,018,670
Net investment income	118,325	89,977		120	208,422
Net gains (losses) on securities	27,649	10,737		(1,748)	36,638
Change in fair value of derivative instruments	4,110	5,245		(185)	9,170
Other income	19,008	939		5,304	25,251

Total revenues	975,989	318,671		3,491	1,298,151

Expenses:
Provision for losses	359,116	31,517		—	390,633
Policy acquisition costs	62,852	52,999		—	115,851
Other operating expenses	152,731	64,978		8,268	225,977
Interest expense	24,191	15,105		3,747	43,043

Total expenses	598,890	164,599		12,015	775,504

Equity in net income (loss) of affiliates	—	(361)		218,053	217,692

Pretax income	377,099	153,711		209,529	740,339
Provision for income taxes	108,493	35,657		73,335	217,485

Net income	$268,606	$118,054	(1)	$136,194	$522,854	(1)

(1) Reflects a $4.1 million net loss from 1st quarter 2005 recapture of previously ceded business by one of the primary Financial Guaranty insurers (in millions):
	Incr/(Decr)
Net premiums earned	$(4.6)
Policy acquisition costs	1.7
Provision for income taxes	(2.2)

Net loss	$(4.1)

Radian Group Inc.

Financial Guaranty Supplemental Information

For the Quarter and Year Ended and as of December 31, 2006

Exhibit G

($ in thousands, except ratios)	Quarter Ended December 31		Year Ended December 31
	2006	2005	2006	2005
Net Premiums Written:
Public finance direct	$30,636	$21,832	$80,234	$73,117
Public finance reinsurance	20,526	16,443	81,065	77,797
Structured direct	18,981	18,923	78,107	71,211
Structured reinsurance	5,950	4,294	18,869	20,649
Trade credit reinsurance	245	5,895	4,599	35,023

	76,338	67,387	262,874	277,797
Impact of recapture (1)	—	—	—	(54,742)

Net Premiums Written	$76,338	$67,387	$262,874	$223,055

Net Premiums Earned:
Public finance direct	$9,336	$7,866	$33,017	$32,533
Public finance reinsurance	9,510	8,752	37,765	34,413
Structured direct	23,156	22,359	90,295	79,617
Structured reinsurance	5,516	4,877	21,278	20,440
Trade credit reinsurance	2,194	8,311	21,476	49,309

	49,712	52,165	203,831	216,312
Impact of recapture (2)	—	—	—	(4,539)

Net Premiums Earned	$49,712	$52,165	$203,831	$211,773

Refundings included in earned premium	$3,111	$3,282	$11,778	$12,796

Claims paid:
Trade credit reinsurance	$1,338	$6,623	$15,144	$23,401
Other financial guaranty	248	(1,224)	7,529	11,708
Conseco	3,513	6,181	15,763	29,574

Total	$5,099	$11,580	$38,436	$64,683

Incurred losses:
Trade credit reinsurance	$(30)	$1,586	$4,991	$16,019
Other financial guaranty	4,091	3,866	16,701	15,498
Conseco	—	—	(1,032)	—

Total	$4,061	$5,452	$20,660	$31,517

Loss ratio- GAAP Basis	8.2%	10.5%	10.1%	14.9%
Expense ratio- GAAP Basis	48.5%	57.1%	52.2%	55.7%

	56.7%	67.6%	62.3%	70.6%

Net claims paid (received) under derivatives contracts	$(729)	$(1,419)	$63,548	$(7,594)

(1) Reflects the impact on net premiums written of the first quarter 2005 recapture of previously ceded business by one of the primary Financial Guaranty insurers:

				(In thousands)
Public reinsurance				48,238
Structured reinsurance				6,504

(2) Reflects the impact on net premiums earned of the first quarter 2005 recapture of previously ceded business by one of the primary Financial Guaranty insurers:

				(In thousands)
Public reinsurance				3,870
Structured reinsurance				669

Radian Group Inc.

Financial Guaranty Supplemental Information

For the Quarter and Year Ended and as of December 31, 2006

Exhibit H

($ in thousands, except ratios)	December 31 2006	December 31 2005
Capital and surplus	$1,014,958	$1,004,505
Contingency reserve	336,719	271,907

Qualified statutory capital	1,351,677	1,276,412
Unearned premium reserve	829,340	751,656
Loss and loss expense reserve	96,829	108,576

Total policyholders’ reserves	2,277,846	2,136,644
Present value of installment premiums	345,565	302,953
Reinsurance and soft capital facilities	150,000	150,000

Total claims paying resources	$2,773,411	$2,589,597

Net debt service outstanding	$143,728,116	$110,344,057

Capital leverage ratio (1)	106	86
Claims paying leverage ratio (2)	52	43
Net par outstanding by product:
Public finance direct	$16,324,170	$14,043,786
Public finance reinsurance	37,488,972	33,047,512
Structured direct	44,960,360	24,608,489
Structured reinsurance	5,192,122	4,952,146

Total	$103,965,624	$76,651,933

Reinsurance business net par outstanding:
Treaty	59%	58%
Facultative	41%	42%
Reserve for losses and LAE
Specific	$35,320	$29,311
Conseco	33,975	50,770
Non-specific	119,752	124,711

Total	$189,047	$204,792

(1)	Net debt service outstanding divided by qualified statutory capital
(2)	Net debt service outstanding divided by total claims paying resources

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2006

Exhibit I

	Quarter Ended December 31				Year Ended December 31
	2006	%	2005	%	2006	%	2005	%
Primary New Insurance Written ($ in millions)
Flow	$6,451	85.2%	$6,740	61.7%	$25,364	63.2%	$25,596	60.1%
Structured	1,123	14.8%	4,188	38.3%	14,753	36.8%	16,996	39.9%

Total Primary	$7,574	100.0%	$10,928	100.0%	$40,117	100.0%	$42,592	100.0%

Flow
Prime	$4,608	71.4%	$5,025	74.6%	$18,578	73.2%	$19,177	74.9%
Alt-A	1,276	19.8%	1,159	17.2%	4,836	19.1%	4,093	16.0%
A minus and below	567	8.8%	556	8.2%	1,950	7.7%	2,326	9.1%

Total Flow	$6,451	100.0%	$6,740	100.0%	$25,364	100.0%	$25,596	100.0%

Structured
Prime	$341	30.4%	$1,676	40.0%	$4,000	27.1%	$5,657	33.3%
Alt-A	685	61.0%	1,707	40.8%	9,222	62.5%	7,147	42.0%
A minus and below	97	8.6%	805	19.2%	1,531	10.4%	4,192	24.7%

Total Structured	$1,123	100.0%	$4,188	100.0%	$14,753	100.0%	$16,996	100.0%

Total
Prime	$4,949	65.3%	$6,701	61.3%	$22,578	56.3%	$24,834	58.3%
Alt-A	1,961	25.9%	2,866	26.2%	14,058	35.0%	11,240	26.4%
A minus and below	664	8.8%	1,361	12.5%	3,481	8.7%	6,518	15.3%

Total Primary	$7,574	100.0%	$10,928	100.0%	$40,117	100.0%	$42,592	100.0%

Total Primary New Insurance Written by FICO Score ($ in millions)
Flow
<=619	$498	7.7%	$327	4.8%	$1,603	6.3%	$1,489	5.8%
620-679	2,049	31.8%	2,000	29.7%	7,693	30.3%	7,680	30.0%
680-739	2,246	34.8%	2,505	37.2%	9,210	36.4%	9,322	36.4%
>=740	1,658	25.7%	1,908	28.3%	6,858	27.0%	7,105	27.8%

Total Flow	$6,451	100.0%	$6,740	100.0%	$25,364	100.0%	$25,596	100.0%

Structured
<=619	$98	8.7%	$808	19.3%	$1,545	10.5%	$4,207	24.8%
620-679	333	29.7%	1,369	32.7%	4,303	29.2%	5,302	31.2%
680-739	428	38.1%	1,337	31.9%	5,760	39.0%	4,833	28.4%
>=740	264	23.5%	674	16.1%	3,145	21.3%	2,654	15.6%

Total Structured	$1,123	100.0%	$4,188	100.0%	$14,753	100.0%	$16,996	100.0%

Total
<=619	$596	7.9%	$1,135	10.4%	$3,148	7.9%	$5,696	13.4%
620-679	2,382	31.4%	3,369	30.8%	11,996	29.9%	12,982	30.5%
680-739	2,674	35.3%	3,842	35.2%	14,970	37.3%	14,155	33.2%
>=740	1,922	25.4%	2,582	23.6%	10,003	24.9%	9,759	22.9%

Total Primary	$7,574	100.0%	$10,928	100.0%	$40,117	100.0%	$42,592	100.0%

Percentage of primary new insurance written
Refinances	38%		37%		35%		41%
95.01% LTV and above	24%		10%		15%		10%
ARMs
Less than 5 years	16%		31%		24%		35%
5 years and longer	7%		17%		14%		16%
Primary risk written ($ in millions)
Flow	$1,590	91.8%	$1,702	70.0%	$6,386	82.0%	$6,384	68.3%
Structured	142	8.2%	729	30.0%	1,404	18.0%	2,961	31.7%

Total Primary	$1,732	100.0%	$2,431	100.0%	$7,790	100.0%	$9,345	100.0%

Pool risk written (In millions)	$26		$102		$359		$569

Other risk written (In millions)
Seconds
1st loss	$4		$40		$47		$97
2nd loss	27		247		233		571
NIMs	264		33		502		99
International
1st loss-Hong Kong primary mortgage insurance	34		27		65		271
Reinsurance	14		2		21		9
Credit-default swaps	—		7,303		—		7,303
Other
Domestic credit default swaps	—		30		32		180
Financial guaranty wrap	—		—		—		511

Total other risk written	$343		$7,682		$900		$9,041

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2006

Exhibit J

	December 31		December 31
	2006	%	2005	%
Primary insurance in force ($ in millions)
Flow	$83,529	73.3%	$82,700	75.4%
Structured	30,374	26.7%	26,984	24.6%

Total Primary	$113,903	100.0%	$109,684	100.0%

Prime	$76,854	67.5%	$74,940	68.3%
Alt-A	25,571	22.4%	21,223	19.4%
A minus and below	11,478	10.1%	13,521	12.3%

Total Primary	$113,903	100.0%	$109,684	100.0%

Primary risk in force ($ in millions)
Flow	$20,724	81.9%	$20,330	79.0%
Structured	4,587	18.1%	5,399	21.0%

Total Primary	$25,311	100.0%	$25,729	100.0%

Flow
Prime	$16,283	78.6%	$15,630	76.9%
Alt-A	2,880	13.9%	3,131	15.4%
A minus and below	1,561	7.5%	1,569	7.7%

Total Flow	$20,724	100.0%	$20,330	100.0%

Structured
Prime	$1,903	41.5%	$2,208	40.9%
Alt-A	1,354	29.5%	1,358	25.1%
A minus and below	1,330	29.0%	1,833	34.0%

Total Structured	$4,587	100.0%	$5,399	100.0%

Total
Prime	$18,186	71.9%	$17,838	69.3%
Alt-A	4,234	16.7%	4,489	17.5%
A minus and below	2,891	11.4%	3,402	13.2%

Total Primary	$25,311	100.0%	$25,729	100.0%

Total Primary Risk in Force by FICO Score
($ in millions)
Flow
<=619	$1,342	6.5%	$1,321	6.5%
620-679	6,391	30.8%	6,352	31.2%
680-739	7,556	36.5%	7,459	36.7%
>=740	5,435	26.2%	5,198	25.6%

Total Flow	$20,724	100.0%	$20,330	100.0%

Structured
<=619	$1,331	29.0%	$1,833	34.0%
620-679	1,619	35.3%	1,957	36.2%
680-739	1,095	23.9%	1,111	20.6%
>=740	542	11.8%	498	9.2%

Total Structured	$4,587	100.0%	$5,399	100.0%

Total
<=619	$2,673	10.5%	$3,154	12.3%
620-679	8,010	31.7%	8,309	32.3%
680-739	8,651	34.2%	8,570	33.3%
>=740	5,977	23.6%	5,696	22.1%

Total Primary	$25,311	100.0%	$25,729	100.0%

Percentage of primary risk in force
Refinances	33%		37%
95.01% LTV and above	18%		14%
ARMs
Less than 5 years	19%		23%
5 years and longer	9%		9%
Pool risk in force ($ in millions)
Prime	$2,182	72.9%	$2,098	77.4%
Alt-A	295	9.9%	272	10.0%
A minus and below	514	17.2%	341	12.6%

Total	$2,991	100.0%	$2,711	100.0%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2006

Exhibit K

	December 31		December 31
	2006	%	2005	%
Total Primary Risk in Force by LTV ($ in millions)
95.01% and above	$4,441	17.6%	$3,599	14.0%
90.01% to 95.00%	8,005	31.6%	8,616	33.5%
85.01% to 90.00%	9,062	35.8%	9,551	37.1%
85.00% and below	3,803	15.0%	3,963	15.4%

Total	$25,311	100.0%	$25,729	100.0%

Total Primary Risk in Force by Policy Year ($ in millions)
2002 and prior	$3,313	13.1%	$4,658	18.1%
2003	3,800	15.0%	5,511	21.4%
2004	4,565	18.1%	7,091	27.6%
2005	6,538	25.8%	8,469	32.9%
2006	7,095	28.0%	—	—

Total	$25,311	100.0%	$25,729	100.0%

Total Pool Risk in Force by Policy Year ($ in millions)
2002 and prior	$1,624	54.3%	$1,664	61.4%
2003	134	4.5%	172	6.3%
2004	290	9.7%	294	10.9%
2005	651	21.7%	581	21.4%
2006	292	9.8%	—	—

Total Pool risk in Force	$2,991	100.0%	$2,711	100.0%

Other risk in force (In millions)
Seconds
1st loss	$592		$591
2nd loss	610		638
NIMs	592		261
International
1st loss-Hong Kong primary mortgage insurance	335		271
Reinsurance	47		29
Credit default swaps	7,897		7,469
Other
Domestic credit default swaps	212		180
Financial guaranty wrap	37		270

Total other risk in force	$10,322		$9,709

Risk to capital ratio-STAT Basis	10.4:1		11.6:1

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2006

Exhibit L

	Quarter Ended		Year Ended
	December 31		December 31
	2006	2005	2006	2005
Direct claims paid (In thousands)
Prime	$28,903	$33,156	$117,471	$121,297
Alt-A	16,654	19,968	64,018	79,371
A minus and below	25,996	23,762	93,662	85,980
Seconds and other	9,590	7,044	38,204	33,699

Total	$81,143	$83,930	$313,355	$320,347

Average claim paid (In thousands)
Prime	$26.7	$25.7	$26.1	$24.1
Alt-A	37.9	38.4	35.6	36.5
A minus and below	30.2	28.1	28.3	27.0
Seconds	29.2	20.5	26.8	22.0
Total	$29.9	$28.0	$28.4	$26.9

Loss ratio -GAAP Basis	40.3%	47.4%	42.9%	44.5%
Expense ratio-GAAP Basis	32.1%	28.4%	29.2%	26.7%

	72.4%	75.8%	72.1%	71.2%

Reserve for losses by category (In thousands):
Prime	$200,429	$179,152
Alt-A	135,073	137,430
A minus and below	227,203	190,312
Pool Insurance	31,116	44,135
Seconds	36,166	35,876
Other	1,635	9,305

Reserve for losses, net	631,622	596,210
Reinsurance recoverable	21,614 (1)	—

Total	$653,236	$596,210

(1)	Reinsurance recoverable on a first-loss second lien captive.

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2006

Exhibit M

	December 31 2006	December 31 2005
Default Statistics
Primary insurance:
Flow
Prime
Number of insured loans	500,464	508,117
Number of loans in default	15,141	18,045
Percentage of loans in default	3.03%	3.55%
Alt-A
Number of insured loans	63,469	67,339
Number of loans in default	4,348	4,946
Percentage of loans in default	6.85%	7.34%
A minus and below
Number of insured loans	52,440	54,066
Number of loans in default	7,250	7,543
Percentage of loans in default	13.83%	13.95%
Total Flow
Number of insured loans	616,373	629,522
Number of loans in default	26,739	30,534
Percentage of loans in default	4.34%	4.85%
Structured
Prime
Number of insured loans	62,680	59,457
Number of loans in default	3,300	2,640
Percentage of loans in default	5.26%	4.44%
Alt-A
Number of insured loans	70,164	50,997
Number of loans in default	3,647	2,564
Percentage of loans in default	5.20%	5.03%
A minus and below
Number of insured loans	36,597	47,348
Number of loans in default	9,014	8,472
Percentage of loans in default	24.63%	17.89%
Total Structured
Number of insured loans	169,441	157,802
Number of loans in default	15,961	13,676
Percentage of loans in default	9.42%	8.67%
Total Primary Insurance
Prime
Number of insured loans	563,144	567,574
Number of loans in default	18,441	20,685
Percentage of loans in default	3.27%	3.64%
Alt-A
Number of insured loans	133,633	118,336
Number of loans in default	7,995	7,510
Percentage of loans in default	5.98%	6.35%
A minus and below
Number of insured loans	89,037	101,414
Number of loans in default	16,264	16,015
Percentage of loans in default	18.27%	15.79%
Total Primary Insurance
Number of insured loans	785,814	787,324
Number of loans in default	42,700 (1)	44,210 (1)
Percentage of loans in default	5.43%	5.62%
Pool insurance:
Number of loans in default	18,681 (2)	10,194 (2)

(1)	Includes approximately 1,161 and 452 defaults at December 31, 2006 and December 31, 2005, respectively, where reserves have not been established because no claim payment is currently anticipated.
(2)	Includes approximately 13,309 and 3,699 defaults at December 31, 2006 and December 31, 2005, respectively, where reserves have not been established because no claim payment is currently anticipated.

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2006

Exhibit N

	Quarter Ended December 31		Year Ended December 31
	2006	2005	2006	2005
Net Premiums Written (In thousands)
Primary and Pool Insurance	$162,875	$185,369	$723,213	$752,194
Seconds	15,469	8,391	57,935	56,092
NIMs	11,564	8,170	34,215	40,318
International	11,614	2,901	23,861	25,612
Domestic credit default swaps	821	408	9,778	3,132
Financial guaranty wrap	19	95	109	284

Net Premiums Written	$202,362	$205,334	$849,111	$877,632

Net Premiums Earned (In thousands)
Primary and Pool Insurance	$173,413	$187,162	$715,136	$712,538
Seconds	11,564	13,270	52,588	50,043
NIMs	10,228	7,513	28,251	39,877
International	2,448	1,228	10,644	3,338
Domestic credit default swaps	1,535	598	5,287	817
Financial guaranty wrap	19	95	109	284

Net Premiums Earned	$199,207	$209,866	$812,015	$806,897

SMART HOME (In millions)
Ceded Premiums Written	$3.5	$1.0	$12.0	$3.5
Ceded Premiums Earned	$3.7	$0.9	$12.3	$3.0

Captives
Premiums ceded to captives (In millions)	$25.4	$25.3	$96.7	$92.9
% of total premiums	12.6%	12.0%	11.7%	11.5%
NIW subject to captives (In millions)	$3,457	$4,223	$13,157	$12,221
% of primary NIW	45.6%	38.6%	32.8%	28.7%
IIF included in captives (1)	34.1%	38.6%
RIF included in captives (1)	38.9%	35.6%

Persistency (twelve months ended December 31)	67.3%	58.2%

	December 31 2006	December 31 2005
SMART HOME
% of Primary RIF included in Smart Home Transactions (1)	10.1%	7.8%

(1)	Radian reinsures the middle layer risk positions, while retaining a significant portion of the total risk comprising the first loss and most remote risk positions.

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2006

ALT-A

Exhibit O

($ in millions)	Quarter Ended December 31				Year Ended December 31
	2006	%	2005	%	2006	%	2005	%
Primary New Insurance Written by FICO Score
<=619	$3	0.2%	$3	0.1%	$28	0.2%	$34	0.3%
620-659	208	10.6%	440	15.4%	1,600	11.4%	1,903	16.9%
660-679	351	17.9%	407	14.2%	2,019	14.4%	1,513	13.5%
680-739	903	46.0%	1,302	45.4%	6,756	48.0%	4,990	44.4%
>=740	496	25.3%	714	24.9%	3,655	26.0%	2,800	24.9%

Total	$1,961	100.0%	$2,866	100.0%	$14,058	100.0%	$11,240	100.0%

Primary Risk in Force by FICO Score
<=619	$24	0.6%	$44	1.0%
620-659	729	17.2%	936	20.9%
660-679	681	16.1%	767	17.0%
680-739	1,897	44.8%	1,903	42.4%
>=740	903	21.3%	839	18.7%

Total	$4,234	100.0%	$4,489	100.0%

Primary Risk in Force by LTV
95.01% and above	$120	2.8%	$190	4.2%
90.01% to 95.00%	1,237	29.2%	1,425	31.7%
85.01% to 90.00%	1,832	43.3%	1,938	43.2%
85.00% and below	1,045	24.7%	936	20.9%

Total	$4,234	100.0%	$4,489	100.0%

Primary Risk in Force by Policy Year
2002 and prior	$317	7.5%	$520	11.6%
2003	529	12.5%	874	19.5%
2004	712	16.8%	1,432	31.9%
2005	1,157	27.3%	1,663	37.0%
2006	1,519	35.9%	—	—

Total	$4,234	100.0%	$4,489	100.0%

Radian Group Inc.

Financial Services Supplemental Information

For the Quarter and Year Ended and as of December 31, 2006

Exhibit P

	Quarter Ended December 31		Year Ended December 31
(In thousands )	2006	2005	2006	2005
Investment in Affiliates-Selected Information

C-BASS

Balance, beginning of period	$431,472	$343,344	$364,364	$290,073
Net income for period	31,598	27,520	133,900	107,791
Dividends received	11,675	6,500	46,869	33,500

Balance, end of period	$451,395	$364,364	$451,395	$364,364

Sherman

Balance, beginning of period	$129,064	$53,313	$81,753	$101,492
Net income for period	39,146	28,225	123,835	110,261
Dividends received	—	—	103,740	110,661
Other comprehensive income	(798)	215	(743)	1,683
Purchase (sale) of ownership interest	—	—	66,307	(18,947)
Warrant repurchase	—	—	—	(2,075)

Balance, end of period	$167,412	$81,753	$167,412	$81,753

Portfolio Information:

C-BASS

Servicing portfolio	$60,600,000	$44,830,000
Total assets	8,799,261	7,694,294
Servicing income	77,905	65,415	$309,508	$250,838
Net interest income	73,836	53,878	285,844	190,716
Total revenues	189,645	168,749	746,113	624,825

Sherman

Total assets	$1,213,049	$979,215
Net revenues	$230,916	$226,844	$934,536	$799,195

Radian owns a 46% interest in C-BASS and an interest in Sherman, consisting of 40.96% of the Class A Common Units of Sherman (Class A Common Units represent 94% of the total equity in Sherman) and 50% of the Preferred Units of Sherman .

All statements made in this news release that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. The forward-looking statements, as well as Radian’s prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing demand or mortgage originations, changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, changes or volatility in interest rates or consumer confidence, or changes in credit spreads; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by Radian’s insurance; the loss of a customer with whom Radian has a concentration of its insurance in force or the influence of large customers; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; downgrades of Radian’s credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s operating subsidiaries; heightened competition from other insurance providers and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the charters or business practices of Fannie Mae and Freddie Mac; the application of federal or state consumer-lending, insurance and other applicable laws and regulations, or unfavorable changes in these laws and regulations or the way they are interpreted, including: (i) the possibility of private lawsuits or investigations by state insurance departments and state attorneys general alleging that services offered by the mortgage insurance industry, such as captive reinsurance, pool insurance and contract underwriting, are violative of the Real Estate Settlement Procedures Act and/or similar state regulations (particularly in light of public reports that some state insurance departments are investigating captive reinsurance arrangements used in the mortgage insurance industry), or (ii) legislative and regulatory changes affecting demand for private mortgage insurance or financial guaranty insurance; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; vulnerability to the performance of Radian’s strategic investments; changes in the availability of affordable or adequate reinsurance for our non-prime risk; legal and other limitations on the amount of dividends we may receive from our insurance subsidiaries; and international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities. For more information regarding these risks and uncertainties, as well as certain additional risks that we face, investors should refer to the risk factors detailed in Part I, Item 1A in our annual report on Form 10-K for the year ended December 31, 2005 and the material changes to these risks identified in our quarterly report on Form 10-Q for the quarter ended June 30, 2006. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date of this news release. Radian does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements made in this news release to reflect new information, future events or for any other reason.